Joint Filer Information

Names:
Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited, Deerfield Partners, L.P., Deerfield International Limited

Address:	Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Partners L.P. and Deerfield Management Company, L.P.: 780 Third Avenue, 37th Floor New York, NY 10017

Deerfield Special Situations Fund International Limited and Deerfield International Limited:
c/o Citi Hedge Fund Services (B.V.I.) Ltd.
Bison Court, P.O. Box 3460
Road Town, Tortola, D8,
British Virgin Islands

Designated Filer:	James E. Flynn

Issuer and Ticker Symbol:	Rigel Pharmaceuticals, Inc. (RIGL)

Date of Earliest Transaction Reported:	May 26, 2011

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., Deerfield International Limited and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes in Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Rigel Pharmaceuticals, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
       Darren Levine, Attorney-in-Fact

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
       Darren Levine, Attorney-in-Fact

DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
       Darren Levine, Attorney-in-Fact

DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
       Darren Levine, Attorney-in-Fact

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: /s/ Darren Levine
       Darren Levine, Attorney-in-Fact

DEERFIELD INTERNATIONAL LIMITED

By: /s/ Darren Levine
       Darren Levine, Attorney-in-Fact